United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


I. Available Funds
------------------
Total Principal Payments Received
   Full Prepayments Received                                                      786,576.69
   Scheduled Principal Payments Received and Partial Prepayments                  770,554.23
                                                                            -----------------
Total Principal Payments Received                                                                  1,557,130.92
Interest Payments Received                                                        243,057.55
Supplemental Servicing Fees Collected                                               3,162.05
                                                                            -----------------
                                                                                                     246,219.60
                                                                                               ----------------
Total  Payments Attributed to Receivables                                                          1,803,350.52
Policy Claim Amount                                                                        -
Pre-Funding Earnings                                                               16,131.16
Monthly Capitalized Interest Amount                                                29,266.11
Income From Collection Account Eligible Investments                                 2,188.01
Recoveries On Previously Liquidated Receivables                                            -
Liquidation Proceeds                                                                       -
Recoveries From Insurance / Warranties                                                     -
Repurchase Amount of Purchased Receivables                                                 -
Total Other Cash Sources                                                                              47,585.28
                                                                                               ----------------
Total Available Funds before Spread Account                                                        1,850,935.80   1,850,935.80
Beginning Spread Account Balance                                                  542,112.24
Spread Account Income                                                                 427.38
Spread Account Deposit                                                            130,593.96
Spread Account Deposit Prefunding #2                                                       -
Total Available Spread Account Funds                                                                 673,133.58
                                                                                               ----------------
                                 Total Available Funds                                             2,524,069.38
                                                                                               ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


II. Distributions
-----------------                                                                         Deficiency Amount
                                                                           Amount Paid    Paid from Spread    Current    Outstanding
A.  Priority of Distributions *                                          From Collections      Account       Shortfall    Shortfall
-------------------------------
1a.  Basic Servicing Fee                     1.00%                            27,311.08                  -            -           -
  b. Lock Box Fee                                                                     -                  -            -           -
  c. Supplemental Servicing fees                                               3,162.05                  -            -           -
2a. Backup Servicer Fee                      N/A                               1,638.66                  -            -           -
  b. Trust Collateral Agent Fee                                                1,092.44                  -            -           -
  c. Owner Trustee Fee                       $4,000.00 (paid by invoice)         333.33                  -            -           -
  d. Custodial Fees                                                            6,640.78
3.  Class A Interest Payment Amount                                          128,074.16                  -
     Class A-1                                                                14,949.16                  -            -           -
     Class A-2                                                                73,125.00                  -            -           -
     Class A-3                                                                40,000.00                  -            -           -
4.  Class A Principal Payment Amount         90% Class A Note Factor       1,535,476.14                  -
     Class A-1                                                             1,535,476.14                  -            -           -
     Class A-2                                                                        -                  -            -           -
     Class A-3                                                                        -                  -            -           -
5.  Note Insurer Payment                     0.45%                            16,613.19                  -            -           -
                                                                                           ---------------
6.  Required Deposit to Spread Account                                       130,593.96                  -   444,104.53
7.  Class B Interest Payment Amount                                                   -                        5,625.00    9,227.58
8. Class B Principal Payment Amount                                                   -                       31,336.25   95,880.98
10. Excess Funds to Certificate Holders                                               -
                                                                        ---------------
                    Total Disbursements                                    1,850,935.80     $ 1,850,935.80
                                                                        ---------------   ================

* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31



III. Note Balances
------------------
Available Funds Related to Principal                                    1,557,130.92
Charged Off Receivables                                                     9,403.36
Cram Down Losses                                                              278.11
                                                                    -----------------
Total Principal Distributable Amount                                                       1,566,812.39
                                                                                       ================

Class A-1 Original Balance                                             10,000,000.00
Class A-1 Beginning Balance                                             6,837,308.30
Class A-1 Principal Reduction                                          (1,535,476.14)
                                                                    -----------------
Class A-1 Ending Balance                                                                  $5,301,832.16
                                                                                       ================

Class A-2 Original Balance                                             27,000,000.00
Class A-2 Beginning Balance                                            27,000,000.00
Class A-2 Principal Reduction                                                      -
Class A-2 Ending Balance                                                                 $27,000,000.00
                                                                                       ================

Class A-3 Original Balance                                             12,000,000.00
Class A-3 Beginning Balance                                            12,000,000.00
Class A-3 Principal Reduction                                                      -
Class A-3 Ending Balance                                                                 $12,000,000.00
                                                                                       ================

Class B Original Balance                                                  500,000.00
Class B Beginning Balance                                                 500,000.00
Class B Principal Reduction                                                        -
                                                                    -----------------
Class B Ending Balance                                                                     $ 500,000.00
                                                                                       ================

IV. Spread Account
------------------
Beginning Balance                                                         542,112.24
Income From Eligible Investments                                              427.38
Deposits                                                                  130,593.96

Spread Account Required Amount                                          1,248,259.45
Spread Account (Shortfall)/Excess                                        (575,125.87)
Release of Excess To The Certificate Holder                                        -
                                                                    -----------------
Ending Balance                                         0.021570                            $ 673,133.58
                                                                                       ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


V. Capitalized Interest Account
-------------------------------
Beginning Balance                                                                                      29,165.55
Interest Earned                                                                                           100.56
Monthly Capitalized Interest Amount Transferred to Collection Account                                  29,266.11
Overfunded Capatilzed Interest                                                                       (29,165.55)
Required Balance                                                                                       29,165.55
                                                                                                ----------------
Excess                                                                                                                          $ -
                                                                                                                   ================
VI. Pre-Funded Amount

Beginning Balance                                                                                  13,999,465.02
Plus: Pre-Funding Earnings                                                                             16,131.16
Less: Pre-Funding Distributions                                                                        16,131.16
                                                                                                ----------------
Ending Balance                                                                                                      $ 13,999,465.02
                                                                                                                   ================

VII. Receivables Performance
----------------------------

A.  General Information                                                           Units              Dollars
-----------------------                                                     -----------------   ----------------

Beginning Balance                                                                      3,031       32,773,298.55

Scheduled Principal Payments Received and Partial Prepayments                                       (770,554.23)
Full Prepayments Received                                                                           (786,576.69)
Repurchased  Receivables                                                                                       -
Principal Balance of Repossessed Vehicles Sold During Collection Period                    -                   -
Principal Balance of Other Liquidated Receivables                                                              -
Cram Down Losses and Charge Offs                                                                      (9,681.47)
New Loans                                                                                                      -
                                                                            -----------------   ----------------
Ending Balance                                                                         2,948       31,206,486.16
                                                                            =================   ================

Initial Pool Balance                                                                   3,204       36,000,534.98
                                                                                                ================
Prefunding #1                                                                              -                   -
Prefunding #2                                                                              -                   -    $ 36,000,534.98
                                                                                                                   ================

Weighted Average Original Maturity                                                                         54.01
Weighted Average Remaining Term                                                                            44.66
Weighted Average Coupon                                                                                   9.074%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


B.  Delinquency
---------------
                                                                              No. Of           Principal          % of Rec.
                                                                           Receivables          Balance            Balance
                                                                         ----------------   ----------------   ----------------
31 - 60 Days Delinquent                                                                16            168,888               0.54
61 - 90 Days Delinquent                                                                 5             50,954               0.16
                                                                         ----------------   ----------------   ----------------
  Total                                                                                21       $ 219,841.42               0.70
                                                                         ================   ================   ================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
   Principal Balance of Defaults (Current Month)                                                                      16,046.25

Cumulative Defaults                                                                                                   16,046.25
                                                                                                               ================

D. Net Loss Information
-----------------------
                                                                                                                  Principal/
Current Period Net Loss                                                                                           (Proceeds)
                                                                                                               ----------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                                       -
Cram Down Losses and Charge-Offs                                                                                       9,681.47
Liquidation Proceeds                                                                                                          -
Recoveries From Insurance / Warranties                                                                                        -
Other Recoveries                                                                                                              -
                                                                                                               ----------------
   Total                                                                                                               9,681.47
                                                                                                               ================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                                           -
Current Months  Net Loss                                                                                               9,681.47
50% of Defaulted Contracts in Current Month                                                                            8,023.13
                                                                                                               ----------------
Cumulative Net Loss                                                                                                   17,704.60
                                                                                                               ================
Cumulative Net Loss Ratio                                                                                                 0.05%
                                                                                                               ================

F. Deferments
-------------
# of Current Period Deferments                                                                             -                  -
                                                                                            ================   ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


VIII. Triggers
--------------

A. Calculations                                                                                 Second              Third
---------------                                                             Preceding          Preceding          Preceding
                                                                            Collection         Collection         Collection
Delinquency Ratio                                                             Period             Period             Period
-----------------                                                        ----------------   ----------------   ----------------
Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                       $ 219,841.42                $ -                  -
Divided By: Ending Aggregate Principal Balance                            $ 31,206,486.16    $ 32,773,298.55                  -
                                                                         ----------------   ----------------   ----------------
Delinquency Ratio                                                                   0.70%                N/A                N/A
                                                                         ===============   ================   ================

                                                                                                               ----------------
Average For The Three Preceding Collection Periods                                                                        0.70%
                                                                                                               ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


                                                                                Second              Third
                                                            Preceding          Preceding          Preceding
                                                            Collection         Collection         Collection
Default Ratio                                                 Period             Period             Period
-------------                                            ----------------   ----------------   ----------------
Principal Balance of all Defaulted Receivables                $ 16,046.25                $ -                  -
Divided By: Beginning Aggregate Principal Balance
 less Previous Defaults                                   $ 32,773,298.55    $ 36,000,534.98                  -
                                                         ----------------   ----------------   ----------------
                                                                    0.05%                N/A                N/A
                                                         ================   ================   ================   ----------------
                                                                                                                         1.015000%
                                                                                               ----------------   ================
Average For The Three Preceding Collection Periods                                                         0.00          0.195845%
                                                                                               ================

                                                            During the          Second              Third
                                                            Preceding          Preceding          Preceding
                                                            Collection         Accounting         Accounting
                                                         ----------------   ----------------   ----------------
Principal Balance Of Liquidated Receivables               $             -    $             -                  -
Less: Liquidation Proceeds And Recoveries Received                      -                  -                  -
Plus: Cram Down Losses + Charge-Offs                             9,681.47                  -                  -
                                                         ----------------   ----------------   ----------------
Net Losses                                                $      9,681.47    $             -                  -
                                                         ================   ================   ================

Divided By: Beginning Aggregate Principal Balance
less Previous Defaults                                    $ 32,773,298.55    $ 36,000,534.98                  -
                                                         ----------------   ----------------   ----------------

Net Loss Ratio                                                      0.03%                N/A                N/A
                                                         ================   ================   ================

                                                                                               ----------------
Average For The Three Preceding Collection Periods                                                         0.00
                                                                                               ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


B. Triggers In Effect
---------------------

                                                              Actual          Performance      Event of Default
                                                              Ratio              Test                Test
                                                         ----------------   ----------------   ----------------
1.  Average Delinquency Ratio                                       0.70%              6.00%               0.08
                                                         ================   ================   ================

2.  Annualized Default Ratio                                        0.59%             14.00%               0.16
                                                         ================   ================   ================

3.  Annualized Net Loss Ratio                                       0.35%              8.50%               0.10
                                                         ----------------   ----------------   ----------------


5.  Lock Box Collections                                      Actual
                                 Month End                    Ratio             Trigger                             In Compliance
                                                         ----------------   ----------------                        -------------
                                            1                      82.60%             80.00%                             Yes
                                            2                      82.88%             80.00%                             Yes


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:              November 15, 2002
Collection Period:              October 1, 2002 - October 31, 2002
No Days in Collection Period                                    31


6.  Reserve/Trigger Events                                  Occurrences       Deemed Cured
                                                         ----------------   ----------------
          Reserve Event                                                No                N/A
          Trigger Event                                                No                N/A
          Servicer Termination Event                                   No

7.  The Collection Period Above Corresponds To Month No.               18
                                                         ================











         Executed by:
                          ------------------------------
                          Vice President Operations

                Date:
                          ------------------------------